Summary Prospectus and
Prospectus Supplement

June 18, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated June 18, 2020 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated January 28, 2020

Liquid Assets Prime Portfolio (the "Fund")

The Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Trust") approved a Plan of Liquidation with respect to the Fund, a series of the Trust. Pursuant to the Plan of Liquidation, substantially all of the assets of the Fund will be liquidated, known liabilities of the Fund will be satisfied, the remaining proceeds will be distributed to the Fund's shareholders and all of the issued and outstanding shares of the Fund will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about July 20, 2020. The Fund will suspend the offering of its shares to all investors at the close of business on or about June 19, 2020.

Prior to the liquidation date, the Fund will engage in business and activities for the purposes of winding down the Fund's business affairs and transitioning the Fund's holdings to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining shareholders. During this transition period, the Fund may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact the Fund's performance. Shareholders who remain invested in the Fund may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the liquidation date.

Prior to the liquidation date, shareholders of the Fund may: exchange their shares of the Fund for shares of the appropriate class of any other Morgan Stanley fund that is open to investment, subject to the requirements and limitations in that Morgan Stanley fund's prospectus; remain invested in the Fund; or redeem their shares at any time in the manner described in the Prospectus.

Unless shares of the Fund are held in a tax-qualified account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation. A shareholder who owns Fund shares in a tax-qualified account, such as an individual retirement account, 401(k) or 403(b) account, should consult a tax adviser regarding the tax consequences applicable to the reinvestment of the proceeds of the liquidating distribution.

Please retain this supplement for future reference.

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